Exhibit 99.6
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              FIDELITY FEDERAL BANCORP NOMINEE HOLDER CERTIFICATION


         The undersigned, a bank, broker, trustee, depositary or other nominee holder of subscription rights ("Rights") to purchase shares of the common stock ("Shares") of Fidelity Federal Bancorp (the "Company") pursuant to the Rights Offering described and provided for in the Company's prospectus dated __________, _____ (the "Prospectus"), hereby certifies to the Company that:

         (1) the undersigned has exercised the number of Rights specified below pursuant to the Basic Subscription Right (as described in the Prospectus) and pursuant to the Over-Subscription Privilege (as described in the Prospectus), on behalf of beneficial owners of Rights listing separately below each such exercised Subscription Right and the corresponding Over-Subscription Privilege (without identifying any such beneficial owner); and

         (2) each such beneficial owner's Basic Subscription Privilege has been exercised in full if it is exercising its Over-Subscription Privilege.

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Number of Shares      Number of Shares      Number of Shares
Owned on the Record   Subscribed            Subscribed to
Date                  Pursuant  to Basic    Pursuant to
                      Subscription Right    Over-Subscription
                                            Privilege
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1.
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2.
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3.
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4.
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5.
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[Name of Bank, Broker, Trustee, Depositary or Other Nominee]

By:
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Name:
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Title:
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